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                                                                    Exhibit 23.1

               Consent of Independent Certified Public Accountants


     We consent to the use in this Amendment No. 1 to the Registration Statement on Form SB-2 of our report dated November 3, 2003, relating to the financial statements of Conolog Corporation and to the reference to our Firm under the caption "Experts" in the Prospectus.

                                                  ROSENBERG RICH BAKER BERMAN
                                                                       & COMPANY

Bridgewater, New Jersey
July 12, 2004